================================================================================







                                    Century
                                     Shares
                                     Trust

                            SEVENTIETH ANNUAL REPORT
                               DECEMBER 31, 1997










                            A GROWTH AND INCOME FUND





================================================================================

DEAR FELLOW SHAREHOLDERS:

1997 was an extraordinary year. For the third time in our seventy-year history, the Trust's total return exceeded 50%. These results were far above market returns, as measured by the Standard and Poor's Index of 500 stocks, and far above the average results for our peer group of growth and income mutual funds. In fact, leading national publications have ranked the Trust in the top 1/2% of 1% of all mutual funds for 1997. For more than twenty years, our portfolio companies' internal growth has generally exceeded investor valuations. Not since the low-inflation decade of the 1960s has the intrinsic worth of portfolio companies been properly reflected in share prices for any sustained period. Importantly, our share price is just now back to the long-term trend line of underlying business value.

A major question for investors today is whether the recent years of strongly positive returns have now run their course or whether low inflation and relatively low interest rates are sustainable. A recurrence of inflationary pressures and rising interest rates would likely impact stock prices negatively in the short run. Since insurance businesses typically are buyers of investment securities, however, higher yields would have a beneficial impact on investment income and earnings, which ultimately would be reflected in their share prices. If instead we have a prolonged period of minimal inflation, the likely result for the best managed insurance companies would be a return to the positive absolute and relative valuations of the 1960s. This year's report will provide perspective by showing how Century Shares Trust is positioned currently compared with how it was positioned in the decade of the sixties when I first joined the Trust.

NEW APPOINTMENT
On becoming Chairman in 1976, my first action was to ask Bill Dyer to join the Trust. Over the years we have worked closely together. In 1994 when Century Capital Management, Inc. was appointed investment manager of the Trust, our purpose was to create a firm with continuity and greater depth and breadth of personnel. We have made a lot of progress, and Bill has now been appointed Director of our Public Securities Group. On the next page he offers perspective on an interesting article written by Jason Zweig for Money Magazine about investing in mutual funds.

FUNDAMENTAL PRINCIPLES
Looking to the period ahead, I must suggest caution: 50% annual increases do not happen often. There are many risks investing today, some controllable, some not. What I have found enduring over the years is to own the best businesses, to invest in the best people, and to focus on quality, consistency, and profitability. Regardless of short-term fluctuations, remaining true to these principles should enable an investor to cope and prosper far better than with most other investment alternatives. We remain highly positive about the long-run ability of the excellent companies in which we are invested to provide competitive returns in the years ahead.

                                            Sincerely,
                                        /S/ Allan W. Fulkerson
                                            Allan W. Fulkerson
                                            Chairman
February 6, 1998

FELLOW SHAREHOLDERS:

After buoyant times such as we have enjoyed recently, it is smart for investors to take a hard look at whether their strategies and the mutual funds they hold continue to make sense. This includes making sure that assets earmarked for emergencies and near-term needs are not overexposed to risk, as well as reviewing asset allocations, which can become seriously unbalanced after major market price moves. An article in the February, 1998 issue of Money Magazine by Jason Zweig entitled "How Funds Can Do Better" comments on several considerations that mutual fund investors should care about now, because they can influence returns no matter which direction the market takes. While we strongly recommend reading the whole article, Century's positions on some of the more significant points are summarized below.

MONEY MAGAZINE'S CONCERNS                        CENTURY SHARES TRUST'S POSITION

"Funds cost too much"                            Century is a pure "no-load" fund, meaning investors pay no sales charge. The Trust's expense ratio (currently 0.82%)
                                                 is consistently below average for funds its size.

"Funds too big for your own good"                At $415 million in assets, Century Shares Trust is well
                                                 below the maximum size for its investment strategy.

"Funds too taxing"                               "Money Rankings," in the same issue, assigned Century a tax efficiency rating of 95%, much better than most funds
                                                 covered.

"Managers are trigger-happy"                     The Trust's portfolio turnover rate has averaged less than
                                                 5% for many years. The article suggests favoring funds with a rate of 20% or less.

"Managers move around too much"                  Allan Fulkerson and Bill Dyer have worked together for 22
                                                 years.

"Too many managers act like sheep"               The article tells funds to "dare to be different rather
                                                 than merely mirror the market" and also suggests that
                                                 investors "think twice before buying a fund that owns more than 100 stocks." We are different; we concentrate on
                                                 growth opportunities in an area we know well, one that
                                                 others often ignore. Moreover, we typically hold less than
                                                 30 issues at any one time.

"Funds are getting too complicated"              The article laments the proliferation of classes of stock
                                                 in the same portfolio, most of which are designed to
                                                 accommodate various sales charge schemes. We agree with
                                                 Money and do not do it.

The short answer is that we believe we serve shareholders best by investing in top quality companies capable of superior long-term profitability, particularly by doing so with relatively low turnover and expense.

                                            Sincerely,
                                        /s/ William W. Dyer, Jr.
                                            William W. Dyer, Jr.
                                            Trustee, Century Shares Trust
                                            Director, Public Securities Group
                                              Century Capital Management, Inc.

THE INVESTMENT UNIVERSE: GROWTH - CHANGE - CONSOLIDATION

Our primary investment universe is the insurance industry. It is large, indispensable, growing and diverse. Superimposed on this essential industry are today's trends of restructuring, consolidation, globalization, entrepreneurship and an emerging recognition of differences. Insurance, be it risk bearing (property-casualty, life insurance, health insurance) or fee driven (businesses providing insurance-related services) can be highly profitable. The only challenge is to get it right. We want to invest in businesses that have real potential for profitable growth.

GROWTH
Over the last fifty years, U.S. insurance industry revenues have grown at a compound annual rate of 8.8%, according to data published by A.M. Best Co., while U.S. Gross Domestic Product has seen average annual increases of 7.4% during the same period. As shown in the chart below on the left, assets have kept pace showing consistent growth for more than fifty years.

CHANGE
Along with the U.S. industry's historical growth, there has been continuous change and consolidation. Of the 61 insurance companies in Century's 1965 Annual Report, when the Chairman joined the Trust as an analyst, there are only 18 companies that have not been acquired, merged or radically changed. Even the 18 are not what they used to be: Combined Insurance Co. of America is now a part of AON Corp., the world's second largest international insurance and consulting services organization, Federal Insurance Co. is now The Chubb Corp., and General America Corp. is now SAFECO Corp.

What has driven these enormous changes? In the 1960s and early 1970s, it was "surplus surplus," a term created to describe many insurance companies which investors felt were overcapitalized. In the 1980s, the difficulty many buyers of commercial property-casualty insurance had in obtaining coverage led to innovation. Bermuda changed from being a marginal market to one of the world's insurance centers. And in the 1990s, there has been increased recognition of the globalization of the business. Today this global industry is in the midst of extraordinary change. There has always been change, but the pace of change is accelerating; change in methods of distribution, change because of the speed of technology and fundamental structural change.

CONSOLIDATION
Historically, there has been consolidation in the insurance industry as companies seek critical mass, complementary products, complementary geographical operating territories, and complementary distribution systems. The chart below on the right illustrates vividly how the pace of consolidation has picked up significantly the past three years. We see no reason why this pattern will not continue.

                    GROWTH OF U.S. INSURANCE INDUSTRY ASSETS
                                  ($ TRILLIONS)

1947 $0.06     1958 $0.13     1968 $0.24     1978 $0.54     1988  $1.65
1948 $0.07     1959 $0.14     1969 $0.25     1979 $0.61     1989  $1.83
1949 $0.07     1960 $0.15     1970 $0.26     1980 $0.68     1990  $1.96
1950 $0.08     1961 $0.16     1971 $0.29     1981 $0.74     1991  $2.12
1951 $0.08     1962 $0.17     1972 $0.31     1982 $0.82     1992  $2.26
1952 $0.09     1963 $0.18     1973 $0.33     1983 $0.91     1993  $2.47
1953 $0.10     1964 $0.19     1974 $0.34     1984 $0.99     1994  $2.63
1954 $0.10     1965 $0.20     1975 $0.38     1985 $1.14     1995  $2.89
1955 $0.11     1966 $0.21     1976 $0.43     1986 $1.32     1996  $3.11
1956 $0.12     1967 $0.22     1977 $0.48     1987 $1.47     1997E $3.50
1957 $0.12
Source: A.M. Best Co.

                          MERGER & ACQUISITION ACTIVITY
             AGGREGATE VALUE OF DISCLOSED TRANSACTIONS ($ BILLIONS)

              1988  $ 9.048        1993   $13.824
              1989  $ 5.9293       1994   $ 7.3369
              1990  $12.9357       1995   $33.6427
              1991  $ 7.1412       1996   $36.6054
              1992  $ 4.9007       1997   $45.4654
Source: Securities Data Corp.

STRATEGY AND IMPLEMENTATION

Our investment strategy is straightforward. We aim to invest in good businesses over a long period of time. To us, the key is management. Our philosophy is that we are investors, not traders; we have always believed in thinking and acting as part owners of a business. The characteristics we seek are quality and consistency, managements that are profit-oriented, not volume-oriented.

Implementing this philosophy, we are bottom-up investors, meaning that we examine individual companies. We place the most emphasis on profitability. Among the criteria we examine are: the annual compound growth rate of book value per share plus dividends over a five-year period; return on equity; pre-tax operating margins; return on assets; growth of operating earnings; growth of dividends; and underwriting profitability. Too many observers talk about the insurance industry as if the universe were a single monolithic block. That is totally wrong: there are enormous differences among companies. We look for those differences, what has produced them, and what the prospects are for their continuing.

HISTORICAL PERSPECTIVE 1966-1997
Listed below are the ten largest stock positions held by Century Shares Trust at year-ends 1965 and 1997. Considering that we were investing primarily in the insurance business consistently throughout these years, the fact that not one company made our top ten list both times may surprise, particularly those who mistakenly think that the insurance business is monolithic and dominated by a few bureaucratic, unresponsive giants.

         TOP TEN HOLDINGS                        TOP TEN HOLDINGS
         December 31, 1965                       December 31, 1997

Aetna Life Insurance Co.                   American International Group, Inc.
Connecticut General Life Insurance Co.     AON Corp.
Continental Casualty Co.                   The Chubb Corp.
Hartford Fire Insurance Co.                Cincinnati Financial Corp.
Home Insurance Co.                         General Re Corp.
Insurance Co. of North America             Mercury General Corp.
Lincoln National Life Insurance Co.        MBIA Inc.
Southland Life Insurance Co.               The Progressive Corp.
Travelers Corporation                      St. Paul Companies, Inc.
U.S. Fidelity & Guaranty Co.               Torchmark Corp.

The decade of the 1960s was a period of generally moderate and relatively stable inflation and economic growth. As a result, interest rates also were moderate, and the climate was favorable for financial assets and for companies dealing in financial products such as insurance. Between then and now, many things changed -- some forever -- as political and economic conditions moved through a full cycle from stability to near chaos and now back to what appears to be stability once again.


                                                                       CENTURY SHARES TRUST PORTFOLIO
                                                                    ------------------------------------
                                                                    DECEMBER 31, 1965 DECEMBER 31, 1997
                                                                    ----------------- -----------------

Number of Holdings in Portfolio ....................................        75                26

Five Year Growth Rate of Shareholders' Equity Plus Dividends
  (Estimate) .......................................................       9.8%             19.4%

Approximate Price-Earnings Ratio
  CST Portfolio ....................................................      33.2X             19.7X
  S&P 500 Index ....................................................      17.8X             21.4X

Price-Earnings Ratio Relative to S&P 500 Index .....................       187%              92%

Given the apparent similarities between today and the period of the 1960s, how do the Trust's holdings compare? Basically, we own fewer issues today and these companies are more profitable, have been building shareholder value faster and are selling at lower valuations than those in the 1965 portfolio as shown at the bottom of the previous page.

BUILDING THE CENTURY ADVANTAGE
In 1965, the insurance industry was a far simpler business than it is today. Management sophistication, distribution methods, data processing abilities, regulatory environment, and shareholder expectations all reflected an industry where tradition ruled. The Trust's portfolio of the time was filled with traditional companies, many of which had built organizations well designed to deal with stability and unlikely to move far from the middle.

By 1976, when current management assumed responsibility for the Trust, it seemed clear that above-average companies were needed, if better than average investment results were to be achieved, particularly in the more challenging environment that appeared to be developing. The decision was reached to concentrate the portfolio in companies whose managements had both the desire and ability to generate above-average returns, which at that time meant 15% or more per year.

Aiming for 15% per year back in 1976 required changing the focus of investments from "value" companies, often available at discounts, to a focus on growth and profitability. The charts below illustrate the results of management's focus on building a portfolio capable of providing a 15% annual compounded value growth over the years. The chart at the left shows the Century Advantage over companies comprising the Standard and Poor's 500 Stock Index; the chart at the right illustrates the Century Advantage over the insurance industry, as reflected by greater underwriting profitability. Greater profitability is the key factor in obtaining faster compounding of value than found in an average company.


                 FIVE-YEAR GROWTH OF BOOK VALUE PLUS DIVIDENDS
                        CENTURY SHARES TRUST vs. S&P 500

                                    CST          S&P 500
                                   -----         -------
                         1987      16.5%          11.3%
                         1988      16.7%          12.2%
                         1989      18.3%          12.3%
                         1990      17.2%          12.8%
                         1991      15.9%          12.8%
                         1992      16.4%          10.5%
                         1993      16.6%           9.3%
                         1994      14.3%           9.5%
                         1995      18.9%          11.2%
                         1996      18.2%          11.9%
                         1997E     19.4%          15.5%

                       PROPERTY-CASUALTY COMBINED RATIOS
                  CENTURY SHARES TRUST vs. INSURANCE INDUSTRY

                                    CST          S&P 500
                                   -----         -------
                         1987      99.7%          104.6%
                         1988      99.8%          105.4%
                         1989     103.3%          109.2%
                         1990      99.6%          109.6%
                         1991      99.7%          108.8%
                         1992     101.5%          115.7%
                         1993     100.1%          106.9%
                         1994      99.1%          108.4%
                         1995      98.0%          106.4%
                         1996      98.7%          105.8%
                         1997E     96.4%          101.1%

Source: A.M. Best Co.

KEY PORTFOLIO CHARACTERISTICS

Dividend increases reflect both a management's view of sharing improved operating results with shareholders, as well as optimism about future prospects. Consistent increases year after year can only be declared by well-managed companies whose results support such actions.

Stock repurchase programs are used by managements when they believe their stock is underpriced relative to intrinsic value and when such actions can add value to investors. Below we show for our investments those companies which have declared dividend increases, produced annual compound gains over five-year periods of per share book value plus dividends of at least 15%, and bought back their own shares. All such actions reward investors directly.

                                          GROWTH OF BOOK VALUE
                                             PLUS DIVIDENDS         DIVIDEND RATE         STOCK
                                              15% OR MORE           INCREASES IN       REPURCHASES
                                        5 YEARS TO 12/31/97          EACH OF THE          IN THE
COMPANY NAME                                     (EST.)             LAST 5 YEARS       LAST 5 YEARS
-------------------------------------------------------------------------------------------------------
AEGON N.V.                                                                                   o
-------------------------------------------------------------------------------------------------------
AFLAC Inc.                                          o                     o                  o
-------------------------------------------------------------------------------------------------------
The Allstate Corp.                                  o                                        o
-------------------------------------------------------------------------------------------------------
American General Corp.                                                    o                  o
-------------------------------------------------------------------------------------------------------
American Heritage Life Investment Corp.                                   o                  o
-------------------------------------------------------------------------------------------------------
American International Group, Inc.                  o                     o                  o
-------------------------------------------------------------------------------------------------------
AON Corp.                                           o                     o                  o
-------------------------------------------------------------------------------------------------------
Banc One Corp.                                                            o                  o
-------------------------------------------------------------------------------------------------------
The Chubb Corp.                                                           o                  o
-------------------------------------------------------------------------------------------------------
Cincinnati Financial Corp.                          o                     o                  o
-------------------------------------------------------------------------------------------------------
General Re Corp.                                    o                     o                  o
-------------------------------------------------------------------------------------------------------
HSB Group, Inc.                                                                              o
-------------------------------------------------------------------------------------------------------
Marsh & McLennan Companies, Inc.                    o                     o                  o
-------------------------------------------------------------------------------------------------------
MBIA Inc.                                           o                     o                  o
-------------------------------------------------------------------------------------------------------
Mercury General Corp.                               o                     o                  o
-------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                             o                     o                  o
-------------------------------------------------------------------------------------------------------
Ohio Casualty Corp.                                 o                     o                  o
-------------------------------------------------------------------------------------------------------
The Progressive Corp.                               o                                        o
-------------------------------------------------------------------------------------------------------
Protective Life Corp.                               o                     o                  o
-------------------------------------------------------------------------------------------------------
Provident Companies, Inc.                                                                    o
-------------------------------------------------------------------------------------------------------
SAFECO Corp.                                        o                     o                  o
-------------------------------------------------------------------------------------------------------
St. Paul Companies, Inc.                            o                     o                  o
-------------------------------------------------------------------------------------------------------
Torchmark Corp.                                     o                                        o
-------------------------------------------------------------------------------------------------------
UNUM Corp.                                                                o                  o
-------------------------------------------------------------------------------------------------------
USF&G Corp.                                         o                                        o
-------------------------------------------------------------------------------------------------------
Wachovia Corp.                                      o                     o                  o
-------------------------------------------------------------------------------------------------------

MANAGEMENT

Century Shares Trust is managed by its investment adviser, Century Capital Management, Inc., subject to oversight by its Board of Trustees. Listed below are biographical sketches of the Advisor's officers.

ALLAN W. FULKERSON is President of Century Capital Management, Inc. and Chairman of Century Shares Trust. A graduate of Williams College, he joined Century Shares Trust in 1966 and was named Chairman in 1976. Mr. Fulkerson serves as a director of various insurance companies. He is a member of the Boston Society of Security Analysts and the Association of Insurance and Financial Analysts.

WILLIAM W. DYER, JR. is Director of the Public Securities Group of Century Capital Management, Inc. and a Trustee of Century Shares Trust. He joined Century Shares Trust in 1976 and became a Trustee in 1977. A graduate of Brown University, Mr. Dyer serves as a director of several companies and is a member of the Boston Security Analysts Society and the Association of Insurance and Financial Analysts.

IVAN E. BROWN, JR. is Vice President of Century Capital Management, Inc. He joined Century in 1997, having previously been associated with J.P. Morgan and with CS First Boston's and Morgan Stanley's investment banking groups as an insurance and financial services specialist. Mr. Brown earned both a B.B.A. and an M.B.A. at the University of Texas. He is a Chartered Financial Analyst, a Certified Public Accountant, and a past president of the Association of Insurance and Financial Analysts.

RICHARD F. COOK, JR. is Vice President and a Director of Century Capital Management, Inc. Mr. Cook joined Century Shares Trust in 1985, having previously worked with the General Electric Credit Corporation and the General Electric Mortgage Insurance Companies. Mr. Cook is a 1973 graduate of Williams College and a member of Phi Beta Kappa. He also received an M.B.A. from Columbia University and a J.D. from Vanderbilt University School of Law in 1979.

RICHARD J. FREEMAN is Vice President of Century Capital Management, Inc. Prior to joining Century in 1993, Mr. Freeman held investment positions with Kemper Financial Services. Mr. Freeman received a B.A. in 1975 and an M.B.A. in 1977 from Michigan State University. He also received an M.S. in Accountancy from Western Michigan University in 1980. Mr. Freeman is a Chartered Financial Analyst, a member of the Boston Security Analysts Society and the Association of Insurance and Financial Analysts.

JAMES B. STRADTNER is Vice President of Century Capital Management, Inc. and President of its subsidiary, Century Merchant Bankers LLC. Prior to joining Century in 1996, Mr. Stradtner was a Managing Director at Alex. Brown & Sons. Mr. Stradtner received a B.S. from the University of Maryland and an LLB from the University of Maryland School of Law. Mr. Stradtner is a Chartered Financial Analyst and serves as a director of several insurance companies.

STEVEN ALFANO is Assistant Vice President of Century Capital Management, Inc. and Director of Shareholder Relations for Century Shares Trust. He joined Century in 1988 after six years with State Street Bank & Trust Co. Mr. Alfano is a 1981 graduate of Suffolk University.

ROBIN M. SCIBILIA is Assistant Vice President of Century Capital Management, Inc. She joined Century in 1986 and has a wide range of responsibilities including regulatory matters, publications and office management.

INVESTMENT RESULTS

In managing the Trust we aim to provide long-term growth of principal and income by owning superior companies. Some observers incorrectly categorize the
Trust: we do not aim to compete with funds invested in bank stocks nor those which aim to participate in bank consolidation activity.

Below we show details of an investment made in the Trust on January 1, 1976, the beginning of the year in which current management assumed accountability. For investors interested in results for other periods, including since inception in March, 1928, please contact the Shareholder Services Department of the Trust.

                                      TWENTY-TWO YEAR INVESTMENT RECORD PER SHARE

                                                VALUE OF
YEAR             NUMBER OF      VALUE OF       REINVESTED         VALUE OF         TOTAL         ANNUAL TOTAL RETURN
ENDED             SHARES        ORIGINAL      CAPITAL GAIN       REINVESTED       VALUE OF     ------------------------
12/31              OWNED         SHARE   +    DISTRIBUTIONS  +   DIVIDENDS   =   INVESTMENT        CST        S&P 500
-------------  -------------  ------------  -----------------  --------------  --------------  -----------  -----------
    1975           1.000        $ 9.07                                            $  9.07
    1976           1.029         12.05           $ 0.00           $ 0.35            12.40            36.7%        23.9%
    1977           1.087         11.17             0.30             0.67            12.14            -2.1         -7.2
    1978           1.191         11.20             1.00             1.14            13.34             9.9          6.6
    1979           1.336         12.15             2.18             1.90            16.23            21.7         18.6
    1980           1.526         11.32             3.35             2.61            17.28             6.4         32.5
    1981           1.706         12.17             4.82             3.77            20.76            20.2         -4.9
    1982           1.881         12.25             5.73             5.06            23.04            11.0         21.6
    1983           2.047         13.62             7.35             6.91            27.88            21.0         22.6
    1984           2.296         14.02             9.63             8.55            32.20            15.5          6.3
    1985           2.534         18.22            15.43            12.52            46.17            43.4         31.7
    1986           2.765         18.30            18.47            13.83            50.60             9.6         18.7
    1987           3.154         14.76            19.41            12.38            46.55            -8.0          5.3
    1988           3.683         14.62            25.43            13.80            53.85            15.7         16.6
    1989           3.927         19.42            36.53            20.32            76.27            41.6         31.7
    1990           4.179         16.82            33.99            19.47            70.28            -7.8         -3.1
    1991           4.395         21.03            44.95            26.45            92.43            31.5         30.5
    1992           4.571         25.68            57.40            34.30           117.38            27.0          7.6
    1993           4.865         24.04            58.85            34.07           116.96            -0.4         10.1
    1994           5.163         21.77            57.66            32.97           112.40            -3.9          1.3
    1995           5.415         28.07            79.17            44.76           152.00            35.2         37.6
    1996           5.690         31.30            94.30            52.48           178.08            17.2         23.0
    1997           5.987         44.66           145.52            77.18           267.36            50.1         33.4

22-year total return                                                                               2847.7       2408.8

The dollar amount of shares accepted at the time reinvestment occurred was $64.72 for capital gains and $31.90 for income dividends. If capital gains distributions and dividends had been withdrawn in cash, the total dollar amount received would have been $19.06 and $10.73, respectively. Computation of results assumes that all income dividends were reinvested at the then effective net asset value (which is the Trust's current practice as a no-load fund) and not at offering prices which applied when the Trust's shares were sold with a sales charge prior to 1982.

The following charts compare the performance of the Trust over the past ten and twenty-two years, respectively, with the performance of the S&P 500, a leading unmanaged stock market index.

   PERFORMANCE OF $10,000 INVESTMENT IN CENTURY SHARES TRUST AND THE S&P 500

---------------------------
Average Annual Total Return

1 Year    5 Year    10 Year
50.13%    17.90%    19.10%
---------------------------

                        CST          S&P 500
                      -------        -------
            1987      $10,000        $10,000
            1988      $11,569        $11,661
            1989      $16,386        $15,356
            1990      $15,101        $14,880
            1991      $19,859        $19,414
            1992      $25,218        $20,894
            1993      $25,128        $23,000
            1994      $24,148        $23,303
            1995      $32,656        $32,061
            1996      $38,261        $39,422
            1997      $57,443        $52,573



--------------
Average Annual
 Total Return

   22 Years
    16.63%
--------------

                             CST           S&P 500
                          --------        --------
                1975      $ 10,000        $ 10,000
                1976      $ 13,672        $ 12,393
                1977      $ 13,383        $ 11,506
                1978      $ 14,710        $ 12,262
                1979      $ 17,898        $ 14,543
                1980      $ 19,043        $ 19,270
                1981      $ 22,886        $ 18,322
                1982      $ 25,402        $ 22,270
                1983      $ 30,735        $ 27,295
                1984      $ 35,495        $ 29,006
                1985      $ 50,901        $ 38,210
                1986      $ 55,792        $ 45,339
                1987      $ 51,316        $ 47,720
                1988      $ 59,369        $ 55,646
                1989      $ 84,087        $ 73,280
                1990      $ 77,493        $ 71,009
                1991      $101,909        $ 92,645
                1992      $129,411        $ 99,704
                1993      $128,948        $109,755
                1994      $123,921        $111,203
                1995      $167,577        $152,994
                1996      $196,341        $188,121
                1997      $294,774        $250,878


           Past performance is not predictive of future performance.


                  COMPARATIVE SUMMARY OF INVESTMENT RESULTS

                                                  CST           S&P 500
                                                -------         ---------
Cumulative as of 1997:

One Year....................................    +  50.1%         +  33.4%
Three Years.................................      137.9            125.6
Five Years..................................      127.8            151.6
Ten Years...................................      474.4            425.7
Fifteen Years...............................     1060.4           1026.4
Twenty Years................................     2102.6           2080.5
Since 1976..................................     2847.7           2408.8

Annualized as of 1997:

One Year....................................    +  50.1%         +  33.4%
Three Years.................................       33.5             31.2
Five Years..................................       17.9             20.3
Ten Years...................................       19.1             18.1
Fifteen Years...............................       17.8             17.5
Twenty Years................................       16.7             16.7
Since 1976..................................       16.6             15.8

Past performance should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Trust today. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Achievement of objectives cannot be assured; however, the Trust's management seeks to reduce risks and to provide rewarding results through diversification and careful supervision of investments. The illustrations throughout this report do not take into account income taxes that might have been payable by a shareholder on distributions received or reinvested, or upon sale of the investment.

SUCCESSFUL LONG-TERM INVESTORS

In connection with the Trust's 70 years of investment operations, the Adviser's staff recently conducted a study of the Trust's shareholders. The analysis revealed that today approximately 2000 investors, holding shares worth more than $80 million, have been with the Trust since the beginning of 1976. In fact, 85% of these investors have been shareholders as far back as 1970 with quite a number making their first investment before that.

Coming from all 50 states, these investors include individuals, family members, profit sharing plans, trusts, and corporations. We are grateful for this long-term support and salute these "true" investors, who clearly are not short-term traders.

INVESTOR INFORMATION AND SERVICES

Q.  How do I find Century Shares Trust's price per share?

A. The Trust's per share price is listed daily in The Wall Street Journal and all other newspapers quoting mutual fund prices. The trust usually appears in the mutual funds columns as "CNT SHS" or "Century Sh." You may also call the shareholder hotline, (800) 303-1928, for the daily share price.

Q. Can I reinvest my Capital Gains and Dividends in additional shares of the Trust?

A. Automatic reinvestment of distributions easily ranks as the most popular service offered shareholders. Recognizing the importance of maintaining their interest in the Trust's assets, income and dividend payments, approximately 92% of shareholders currently elect to accept capital gain distributions in additional shares. The service is especially appropriate for investors who want to build their capital investment and future income. Conversion to automatic reinvestment at no extra cost is simple and can be accomplished by notifying the Trust.

Q.  What is dollar-cost averaging?

A. Dollar-cost averaging is investing the same amount of money on a regular schedule. By investing the same amount on a regular basis rather than a lump sum all at once, your cost per share will be lower than the average price paid because you buy more shares at lower prices. Thus, you actually take advantage of price fluctuations. The Trust offers an AUTOMATIC INVESTING plan for investors who choose to have their investment deducted from their bank account monthly, quarterly or when making a telephone purchase.

Q.  How can I find the Net Asset Value of the Trust on the Internet?

A. Many web sites, including those of most securities broker-dealers, offer a price look-up feature. Price information can be accessed by entering the ticker symbol of the security or mutual fund. The ticker symbol for the Trust is CENSX. As shown in the charts below, the Internet has become an integral part of financial research. Within the past two years, it has become the Trust's leading source for new accounts. Over 30% of the accounts opened in 1997 learned about the Trust on-line.

                              CENTURY SHARES TRUST
                   TOP FIVE SOURCES FOR NEW ACCOUNTS IN 1997

                    Internet                      33%
                    Shareholder Referral          21%
                    Kiplinger                     13%
                    Morningstar                    9%
                    Wall Street Journal            6%


                              CENTURY SHARES TRUST
                    TOP FIVE SOURCES FOR NEW ACCOUNTS IN 1995

                    Shareholder Referral          20%
                    Forbes                        19%
                    Kiplinger                     15%
                    Morningstar                   14%
                    Wall Street Journal           10%

PORTFOLIO OF INVESTMENTS -- December 31, 1997

COMMON STOCKS: INSURANCE COMPANIES -- 88.7%

  SHARES                                                              VALUE
  ------                                                          ------------
     65,738  AEGON N.V. ........................................  $  5,891,768
    100,000  AFLAC Inc. ........................................     5,112,500
     50,000  The Allstate Corp. ................................     4,543,750
    200,000  American General Corp. ............................    10,812,500
    225,000  American Heritage Life Investment Corp. ...........     8,100,000
    275,000  American International Group, Inc. ................    29,906,250
    430,000  AON Corp. .........................................    25,208,750
    265,000  The Chubb Corp. ...................................    20,040,625
    250,000  Cincinnati Financial Corp. ........................    35,187,500
    115,000  General Re Corp. ..................................    24,380,000
     50,000  HSB Group, Inc. ...................................     2,759,375
    150,000  Marsh & McLennan Companies, Inc. ..................    11,184,375
    390,000  MBIA Inc. .........................................    26,056,875
    360,000  Mercury General Corp. .............................    19,890,000
    285,000  Ohio Casualty Corp. ...............................    12,718,125
    295,000  The Progressive Corp. .............................    35,363,125
    170,000  Protective Life Corp. .............................    10,157,500
    150,000  Provident Companies, Inc. .........................     5,793,750
    360,000  SAFECO Corp. ......................................    17,550,000
    215,000  St. Paul Companies, Inc. ..........................    17,643,438
    500,000  Torchmark Corp. ...................................    21,031,250
    200,000  UNUM Corp. ........................................    10,875,000
    250,000  USF&G Corp. .......................................     5,515,625
                                                                  ------------
                                                                   365,722,081
                                                                  ------------
COMMON STOCKS: BANKING INSTITUTIONS -- 6.6%
    100,000  Banc One Corp. ....................................     5,431,250
    100,000  J.P. Morgan & Co., Inc. ...........................    11,287,500
    130,000  Wachovia Corp. ....................................    10,546,250
                                                                  ------------
                                                                    27,265,000
                                                                  ------------
COMMON STOCKS: MISCELLANEOUS -- 0.8%

                                                                     3,465,000
                                                                  ------------
TOTAL INVESTMENTS IN COMMON STOCKS -- 96.1%
  (Identified cost, $93,105,465) ...............................   396,452,081
                                                                  ------------
CASH EQUIVALENTS -- 3.9%
 15,977,000  State Street Bank and Trust Eurodollar Time
              Deposit, at cost approximating value,
              maturity 1/2/98 ..................................    15,977,000
                                                                  ------------
TOTAL INVESTMENTS -- 100% (Identified cost, $109,082,465) ......  $412,429,081
                                                                  ============

                      See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES -- December 31, 1997
-------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A) (Identified cost, $109,082,465)   $412,429,081
Dividends and interest receivable .............................        580,730
Receivable for Trust shares sold ..............................      2,290,820
Prepaid expenses ..............................................          8,404
                                                                  ------------
        Total assets ..........................................    415,309,035
LIABILITIES:
Payable for Trust shares repurchased ..........      $  414,393
Accrued investment adviser fee (Note 5) .......         219,089
Accrued expenses and other liabilities ........         100,031
                                                     ----------
        Total liabilities .....................................        733,513
                                                                  ------------
NET ASSETS (Note 3) ...........................................   $414,575,522
                                                                  ============

Per share net asset value, offering price and redemption price
  ($414,575,522 / 9,283,204 shares of $1.00 par value capital
   stock outstanding) (Note 2) ................................      $44.66
                                                                     ======

STATEMENT OF OPERATIONS -- Year Ended December 31, 1997
-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends .................................................  $  5,755,865
    Interest ..................................................       384,744
                                                                 ------------
        Total income ..........................................     6,140,609
  Expenses:
    Investment adviser fee (Note 5) ............     $2,281,156
    Non-interested trustees' remuneration (Note 5)       48,500
    Transfer agent .............................        137,787
    Custodian ..................................         56,830
    Insurance ..................................         25,194
    Audit ......................................         54,625
    Registration costs .........................         54,076
    Printing and other .........................         50,158
                                                     ----------
        Total expenses ........................................     2,708,326
                                                                 ------------
            Net investment income .............................     3,432,283
                                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions ..............    17,070,025
  Increase in net unrealized appreciation of investments ......   115,223,568
                                                                 ------------
            Net realized and unrealized gain on investments ...   132,293,593
                                                                 ------------
Net increase in net assets resulting from operations ..........  $135,725,876
                                                                 ============

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------
                                                                    1997                   1996
                                                                 -----------            -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income ..................................      $  3,432,283           $  4,012,180
  Net realized gain on investment transactions ...........        17,070,025              9,627,266
  Increase in net unrealized appreciation of investments .       115,223,568             26,491,322
                                                                ------------           ------------
  Net increase in net assets resulting from operations ...       135,725,876             40,130,768
Net equalization (Note 1C) ...............................            53,124                (88,887)
Distributions to shareholders from:
  Net investment income ..................................        (3,370,609)            (3,903,632)
  Realized gain from investment transactions .............       (16,991,380)            (9,336,444)
Trust share transactions -- net (Note 2) .................        28,377,066            (23,201,195)
                                                                ------------           ------------
            Total increase ...............................       143,794,077              3,600,610
NET ASSETS:
  At beginning of year ...................................       270,781,445            267,180,835
                                                                ------------           ------------
  At end of year (including accumulated distributions in
    excess of net investment income of $270,152 and
    $323,276, respectively) ..............................      $414,575,522           $270,781,445
                                                                ============           ============

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
                                             1997            1996            1995            1994            1993
                                            ------          ------          ------          ------          ------
NET ASSET VALUE, beginning of year          $31.30          $28.07          $21.77          $24.04          $25.68
                                            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........         $ 0.39          $ 0.46          $ 0.41          $ 0.44          $ 0.43
  Net realized and unrealized gain
    (loss) on investments .........          15.25            4.34            7.22           (1.38)           0.52
                                            ------          ------          ------          ------          ------
      Total income from investment
        operations ................         $15.64          $ 4.80          $ 7.63          $(0.94)         $(0.09)
                                            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........         $(0.38)         $(0.46)         $(0.41)         $(0.45)         $(0.45)
  Net realized gain on investment
    transactions ..................          (1.90)          (1.11)          (0.92)          (0.88)          (1.10)
                                            ------          ------          ------          ------          ------
      Total distributions .........         $(2.28)         $(1.57)         $(1.33)         $(1.33)         $(1.55)
                                            ------          ------          ------          ------          ------
NET ASSET VALUE, end of year ......         $44.66          $31.30          $28.07          $21.77          $24.04
                                            ======          ======          ======          ======          ======
TOTAL RETURN ......................          50.1%           17.2%           35.2%          (3.9)%          (0.4)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000
    omitted) ......................       $414,576        $270,781        $267,181        $205,904        $242,781
  Ratio of expenses to average net
    assets ........................          0.82%           0.87%           0.94%           1.01%           0.82%
  Ratio of net investment income to
    average net assets ............          1.04%           1.58%           1.60%           1.93%           1.72%
PORTFOLIO TURNOVER RATE ...........             6%              3%              5%              2%             19%
AVERAGE COMMISSION RATE PAID ......        $0.0333         $0.0400

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from those estimates.

(2) TRUST SHARES -- At December 31, 1997, 9,283,204 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                                                    YEAR ENDED                                  YEAR ENDED
                                                 DECEMBER 31, 1997                          DECEMBER 31, 1996
                                     -----------------------------------------  -------------------------------------
                                         SHARES               AMOUNT                SHARES                AMOUNT
                                     --------------       ---------------       --------------       ----------------
Sold ..............................       2,104,952           $83,150,199              699,331           $ 20,345,429
Issued to shareholders in
reinvestment of distributions from:
  Net investment income ...........          60,077             2,472,550               88,021              2,669,827
  Realized gain on investment
    transactions ..................         298,078            13,237,627              242,250              7,684,171
                                         ----------           -----------           ----------           ------------
                                          2,463,107            98,860,376            1,029,602             30,699,427
Repurchased .......................      (1,832,014)          (70,483,310)          (1,896,822)           (53,900,622)
                                         ----------           -----------           ----------           ------------
    Net increase (decrease) .......         631,093           $28,377,066             (867,220)          $(23,201,195)
                                         ==========           ===========           ==========           ============

(3) SOURCES OF NET ASSETS -- At December 31, 1997, net assets consisted of:
    Capital paid-in ...............................................................................      $111,587,298
    Accumulated distributions in excess of net investment income ..................................          (270,152)
    Accumulated distributions in excess of net realized gain on investment transactions ...........           (88,240)
    Unrealized appreciation in value of investments ...............................................       303,346,616
                                                                                                         ------------
        Net assets applicable to outstanding capital stock ........................................      $414,575,522
                                                                                                         ============

Statement of Position (SOP) 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains and Return of Capital Distributions by Investment Companies requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated realized gains. The effect of the SOP for the year ended December 31, 1997 was to increase distributions in excess of net investment income by $61,674, increase accumulated distributions in excess of net realized gains by $78,645, and increase capital paid-in by $140,319. This adjustment results from permanent differences arising from differing financial statement and tax treatment of equalization. Net investment income, net realized gains and net assets were not affected by this change.

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $19,612,464 and $22,838,091, respectively, during the year ended December 31, 1997. At December 31, 1997, the cost of investments for federal tax purposes was $109,170,706. Net unrealized appreciation for all securities at that date was $303,258,375. This consisted entirely of aggregate gross unrealized appreciation.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the year ended December 31, 1997, the fee amounted to $2,281,156. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 16, 1998

FEDERAL INCOME TAX INFORMATION

The federal tax status of distributions per share in 1997 is as follows:

                                                           TAXABLE AS
                                    TAXABLE AS            CAPITAL GAIN
DATE PAID                            DIVIDENDS          (SEE NOTE BELOW)
---------                           ----------          ----------------
June 25, 1997 ................         $.20
December 22, 1997 ............          .18
December 30, 1997 ............                                $1.90
                                       ----                   -----
    Total ....................         $.38                   $1.90
                                       ====                   =====

An amount equal to $.38 per share of the dividends listed above will qualify for the dividends received deduction for corporate shareholders provided by the Internal Revenue Code. The capital gain distribution of $1.90 per share is taxable as a 1997 gain as follows: 21.4% at a maximum federal tax rate of 28%, and 78.6% at a maximum federal tax rate of 20%, whether received in cash or shares and irrespective of the period shareholders may have held shares of the Trust. Please consult your tax advisor with questions you may have regarding the application of this information to your tax return.

                               ----------------

Capital gain distributions since 1952 have been paid, at the option of each shareholder, either in cash or shares of the Trust. The amount of such distributions and tax basis of shares issued are shown below.

 FEDERAL TAX BASIS OF SHARES ISSUED IN PAYMENT OF CAPITAL GAIN DISTRIBUTIONS

                    PER SHARE(a)                              PER SHARE
            ---------------------------               -------------------------
              AMOUNT OF      TAX COST                   AMOUNT OF    TAX COST
            CAPITAL GAIN     BASIS OF                 CAPITAL GAIN   BASIS OF
            DISTRIBUTION  SHARES ISSUED               DISTRIBUTION SHARES ISSUED
            ------------  -------------               ------------ -------------
1952         $.04 1/3      $ 5.25 1/3      1975          $  .29      $ 8.32
1953            --              --         1976              --         --
1954          .08 1/3        5.62          1977             .30       11.62
1955          .20 2/3        7.91 2/3      1978             .60       10.41
1956          .27 1/3        8.29 1/3      1979             .79       10.40
1957          .26            7.32 2/3      1980             .96       11.06
1958          .21            6.85 1/3      1981             .70       10.64
1959          .16 1/3        9.35 2/3      1982             .49       11.70
1960          .26            9.34          1983             .45       11.71
1961          .41            9.58          1984             .91       12.69
1962          .46           13.35          1985             .91       13.04
1963          .15           13.20          1986(1-2-86)     .71       17.43
1964          .23           15.49          1986(12-30-86)   .40       18.25
1965          .30           14.89          1987            1.61       14.75
1966          .37           13.67          1988            1.90       14.58
1967          .30           11.09          1989             .71       18.73
1968          .30            9.67          1990             .58       16.72
1969          .38           12.42          1991             .57       20.91
1970          .35           11.05          1992             .56       25.72
1971          .30           11.77          1993            1.10       24.04
1972          .35           13.72          1994             .88       21.77
1973          .54           15.94          1995             .92       28.07
1974          .51           12.85          1996            1.11       31.72
                                           1997            1.90       44.41
                                                         ------
                                    Total since 1952     $25.80
(a) Adjusted for the 3 for 1 stock split on March 9, 1959

                               ----------------

This annual report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.

OUR GOAL - OUR STRATEGY - OUR RESULTS

The investment objective of Century Shares Trust is long-term growth of principal and income. Our investment specialty is insurance. Since 1976, when present management assumed investment responsibility for the Trust, we have employed our knowledge to select the best companies in this global industry. Our strategy has been to be part owners of businesses which have the capacity to grow profitably because we believe that investment returns are tied to the underlying growth in the value of businesses. Since many investors view the Standard and Poor's Index of 500 stocks as the benchmark for investment grade portfolios, we compete against that index.

The following table shows year-by-year results since 1976 compared with the Trust's investment target (the S&P 500). In addition, we show the five-year annual compound growth of shareholder equity per share, plus dividends, both for the Trust on a weighted basis and for the Index as reported by Standard and Poor's. We believe this measure is the best single indicator for business value creation over the years.

              INVESTMENT TOTAL RETURNS VS. BUSINESS VALUE CHANGE

                                                   STANDARD & POOR'S 500
                         CENTURY SHARES TRUST                STOCKS
                      ---------------------------  ---------------------------
                                      BUSINESS                     BUSINESS
                      TOTAL RETURN  VALUE CHANGE*  TOTAL RETURN  VALUE CHANGE*
  YEAR ENDED            ONE YEAR     FIVE YEARS      ONE YEAR     FIVE YEARS
  -------             ------------  -------------  ------------  -------------

    1976 ...........      36.7%         11.2%          23.9%           -
    1977 ...........      -2.1          10.5           -7.2            -
    1978 ...........       9.9          15.1            6.6            -
    1979 ...........      21.7          19.8           18.6            -
    1980 ...........       6.4          21.4           32.5            -
    1981 ...........      20.2          19.5           -4.9            -
    1982 ...........      11.0          18.1           21.6          13.6%
    1983 ...........      21.0          16.1           22.6          12.7
    1984 ...........      15.5          13.9            6.3          11.8
    1985 ...........      43.4          14.2           31.7          11.1
    1986 ...........       9.6          17.0           18.7          10.5
    1987 ...........      -8.0          16.5            5.3          11.3
    1988 ...........      15.7          16.7           16.6          12.2
    1989 ...........      41.6          18.3           31.7          12.3
    1990 ...........      -7.8          17.2           -3.1          12.8
    1991 ...........      31.5          15.9           30.5          12.8
    1992 ...........      27.0          16.4            7.6          10.5
    1993 ...........      -0.4          16.6           10.1           9.3
    1994 ...........      -3.9          14.3            1.3           9.5
    1995 ...........      35.2          18.9           37.6          11.2
    1996 ...........      17.2          18.2           23.0          11.9
    1997 ...........      50.1          19.4           33.4          15.5
22 YEARS ANNUALIZED       16.6                         15.8

*Annual compound growth of book value per share plus dividends

We must point out that the Trust and the S&P 500 Stock Index are not comparable. The Trust, by choice, is invested in a concentrated group of companies; the Index is unmanaged and includes a wide range of industries. Importantly, past results are no indicator or prediction of future results. Managements change; economic conditions change. If inflation remains at current levels for an extended period, growth rates for many industries may be lower than they have been for the past twenty years. The summary results shown must be considered in connection with full details and cautions shown on pages 8 and 9.

                             CENTURY SHARES TRUST
                              One Liberty Square
                         Boston, Massachusetts 02109
                          617-482-3060  800-321-1928

                             SHAREHOLDER HOTLINE
                                 800-303-1928

                            OFFICERS AND TRUSTEES
                   Allan W. Fulkerson, Trustee and Chairman
                          William O. Bailey, Trustee
                            John E. Beard, Trustee
                        William W. Dyer, Jr., Trustee
                          Ernest E. Monrad, Trustee
                       Richard F. Cook, Jr., Secretary

                              INVESTMENT ADVISER
                       Century Capital Management, Inc.

                                   AUDITORS
                            Deloitte & Touche LLP

                         CUSTODIAN AND TRANSFER AGENT
                     State Street Bank and Trust Company

                                LEGAL COUNSEL
                              Palmer & Dodge LLP